UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): August 31, 2007

                            Harvey Electronics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

         1-4626                                     13-1534671
 (Commission File Number)                 (IRS Employer Identification No.)

                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (201) 842-0078
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective August 31, 2007, Ronald Jones resigned from his position as a member of the Board of Directors of Harvey Electronics, Inc. (the "Company") for personal reasons. Notification of such resignation was provided to the Company on August 31, 2007 via email correspondence sent by Mr. Jones to the Company's Board of Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Harvey Electronics, Inc.


September 6, 2007                    /s/ Joseph J. Calabrese
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                                     Name: Joseph J. Calabrese
                                     Title: Chief Financial Officer



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